Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

FIDELITY(registered trademark) ADVISOR
KOREA
FUND

CLASS A
(Fund 603, CUSIP 315920397)

CLASS T
(Fund 390, CUSIP 315920389)

CLASS B
(Fund 388, CUSIP 315920371)

CLASS C
(Fund 389, CUSIP 315920363)

PROSPECTUS
JUNE 17, 2000
   AS REVISED JUNE 23, 2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         4   FEE TABLE

FUND BASICS              6   INVESTMENT DETAILS

                         7   VALUING SHARES

SHAREHOLDER INFORMATION  7   BUYING AND SELLING SHARES

                         15  EXCHANGING SHARES

                         15  ACCOUNT FEATURES AND POLICIES

                         19  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         19  TAX CONSEQUENCES

FUND SERVICES            20  FUND MANAGEMENT

                         20  FUND DISTRIBUTION

APPENDIX                 24  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

ADVISOR KOREA FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in equity and debt securities of Korean issuers.

(small solid bullet) Investing principally in equity securities of Korean issuers.

(small solid bullet) Potentially investing up to 35% of total assets in securities of Hong Kong, Japanese, and Taiwanese issuers.

(small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Korean market.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN KOREA. The Korean economy is currently recovering from a recession and can be significantly affected by continued capital outflows, currency fluctuations, and corporate bankruptcies. Korea's economy is dependent on international trade and the economies of other Asian countries and can also be significantly affected by fluctuations in international commodity prices and currency exchange rates. A small number of companies and industries represent a large portion of the Korean market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN HONG KONG, JAPAN, AND TAIWAN. The Hong Kong economy is dependent on the economies of other Asian countries. Changes in government policy or relations with China could significantly affect the Hong Kong market. The Japanese economy is currently in a recession. International trade and government policy can significantly affect Japan's economic growth. The Taiwanese economy can be significantly affected by security threats from the People's Republic of China. Currency issues and economic competition also can significantly affect Taiwan's economic growth.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

On June 30, 2000, Fidelity Advisor Korea Fund, Inc. (Closed-End Fund), a closed-end fund with the same investment objective and substantially similar investment policies as the fund, was reorganized as an open-end fund (the fund) through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. The returns presented below do not reflect Class A, Class T, Class B, or Class C total expenses. If the effect of each class's total expenses were reflected, returns may be lower than those shown because each class may have higher total expenses than the Closed-End Fund.

The following information illustrates the changes in the Closed-End Fund's performance from year to year and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

The returns in the chart do not include the effect of Class A's or Class T's front-end sales charge or Class B's or Class C's contingent deferred sales charge (CDSC). If the effect of the sales charge were reflected, returns would be lower than those shown.

THE CLOSED-END FUND

Calendar Years            1995    1996     1997     1998     1999

                          -7.36%  -29.25%  -64.64%  145.16%  134.50%


Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: -7.359999999999999
Row: 7, Col: 1, Value: -29.25
Row: 8, Col: 1, Value: -64.64
Row: 9, Col: 1, Value: 145.16
Row: 10, Col: 1, Value: 134.5

DURING THE PERIODS SHOWN IN THE CHART FOR THE CLOSED-END FUND, THE HIGHEST RETURN FOR A QUARTER WAS 86.38% (QUARTER ENDED DECEMBER 31,
1998) AND THE LOWEST RETURN FOR A QUARTER WAS -61.57% (QUARTER ENDED DECEMBER 31, 1997).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR THE CLOSED-END FUND
WAS -16.21%.

AVERAGE ANNUAL RETURNS

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable CDSC.

For the periods ended          Past 1 year  Past 5 years  Life of classA
December 31, 1999

Advisor Korea - Class A         121.02%      4.66%         2.52%

Advisor Korea - Class T         126.30%      5.16%         2.99%

Advisor Korea - Class B         129.50%      5.59%         3.54%

Advisor Korea - Class C         133.50%      5.91%         3.71%

Korea Composite Stock Price     95.33%       -5.72%        -6.65%
Index

Lipper Pacific ex-Japan Funds   73.21%       3.06%        n/a
Average

A FROM OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS OF THE CLOSED-END
FUND).

Korea Composite Stock Price Index (KOSPI) is a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange, except common stocks of newly listed companies that are excluded during their first 30 trading days after listing.

Lipper Pacific ex-Japan Funds Average reflects the performance
(excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. The annual class operating expenses provided below for each class are based on estimated expenses.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

                               Class A    Class T    Class B    Class C

Maximum sales charge (load)    5.75%A     3.50%B     None       None
on purchases (as a % of
offering price)

Maximum CDSC (as a % of the    NoneC      NoneC      5.00%D     1.00%E
lesser of  original purchase
price or redemption proceeds)

Sales charge (load) on         None       None       None       None
reinvested distributions

Redemption fee                 NoneF      None       None       None

A LOWER FRONT-END SALES CHARGES FOR CLASS A MAY BE AVAILABLE WITH
PURCHASE OF $50,000 OR MORE.

B LOWER FRONT-END SALES CHARGES FOR CLASS T MAY BE AVAILABLE WITH
PURCHASE OF $50,000 OR MORE.

C A CONTINGENT DEFERRED SALES CHARGE OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID.

D DECLINES OVER 6 YEARS FROM 5.00% TO 0%.

E ON CLASS C SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

F THE FUND WILL DEDUCT A REDEMPTION FEE OF 4.00% FROM THE REDEMPTION AMOUNT IF YOU SELL YOUR CLASS A SHARES RECEIVED IN CONNECTION WITH THE REORGANIZATION OF THE CLOSED-END FUND AFTER HOLDING THEM LESS THAN 200 DAYS AFTER JUNE 30, 2000.

ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)

                              Class A    Class T    Class B    Class C

Management feeA               0.83%      0.83%      0.83%      0.83%

Distribution and Service      0.25%      0.50%      1.00%      1.00%
(12b-1) fee (including 0.25%
 Service fee only for Class
B and Class C)

Other expensesA               1.06%      1.15%      1.19%      1.10%

Total annual class operating  2.14%      2.48%      3.02%      2.93%
expensesB

A BASED ON ESTIMATED EXPENSES.

B FMR HAS AGREED TO REIMBURSE CLASS A, CLASS T, CLASS B, AND CLASS C OF THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, CERTAIN SECURITIES LENDING COSTS, BROKERAGE
COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED THE FOLLOWING RATES:

               Class A  Effective Date  Class T  Effective Date  Class B  Effective Date  Class C  Effective Date

Advisor Korea   2.10%    7/1/00          2.35%    7/1/00          2.85%    7/1/O0          2.85%    7/1/00


THE ARRANGEMENT FOR CLASS A WILL REMAIN IN EFFECT UNTIL JUNE 30, 2001. THE ARRANGEMENTS FOR CLASS T, CLASS B, AND CLASS C CAN BE DISCONTINUED BY FMR AT ANY TIME.

This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated and if you leave your account open:

         Class A                       Class T                       Class B                       Class C

         Account open  Account closed  Account open  Account closed  Account open  Account closed  Account open  Account closed

1 year   $ 780         $ 780           $ 593         $ 593           $ 305         $ 805           $ 296         $ 396

3 years  $ 1,206       $ 1,206         $ 1,097       $ 1,097         $ 933         $ 1,233         $ 907         $ 907


FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

ADVISOR KOREA FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in equity and debt securities of Korean issuers. Korean issuers are those issuers (i) organized under the laws of Korea, (ii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in Korea, or have at least 50% of their assets located in Korea, (iii) that have the primary trading market for their securities in Korea, or (iv) that are the government, or its agencies or instrumentalities or other political subdivisions, of Korea. FMR intends to invest the fund's assets principally in equity securities of Korean issuers.

FMR may invest up to 35% of the fund's total assets in issuers (i) organized under the laws of Hong Kong, Japan or Taiwan, (ii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in Hong Kong, Japan or Taiwan, (iii) that have the primary trading market for their securities in Hong Kong, Japan or Taiwan, or (iv) that are the governments, or their agencies or instrumentalities or other political subdivisions, of Hong Kong, Japan or Taiwan.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Korean market as a whole, as represented by an index determined by FMR to be an appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month. As of May 31, 2000, the semiconductor industry accounted for more than 20% of the Korean Composite Stock Price Index.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular country, the fund's performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. Because FMR may invest a significant percentage of the fund's assets in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse changes in economic or political conditions. In addition, because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

KOREA. The Korean economy is currently recovering from a recession and can be significantly affected by continued capital outflows, currency fluctuations, and corporate bankruptcy. Korea's economy is dependent on international trade and the economies of other Asian countries. The United States is Korea's largest single trading partner, but much of Korea's trade is conducted with developing nations, almost all of which are in Southeast Asia. Korea is heavily dependent on imports of natural resources such as oil, forest products, and industrial metals. Accordingly, Korea's economy can also be significantly affected by fluctuations in international commodity prices and currency exchange
rates.    A     small number of industries, including the
semiconductor industry, represent a large portion of the    Korean
    market.    The Korean market also tends to be relatively
concentrated in certain issuers. For example, as of May 31, 2000, Samsung Electronics, SK Telecom, and Korea Telecom, accounted for approximately 19%, 14%, and 11%, respectively, of the Korea Composite
Stock Price Index.     The semiconductor industry has historically
been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price-sensitive. Currency fluctuations, rapid technological change, and increasing competition from Asia's low-cost emerging economies can significantly affect the
   semiconductor     industry.

ASIA. Asia includes countries in all stages of economic development, from the highly developed economy of Japan to the emerging market economy of the People's Republic of China. Most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.

The HONG KONG economy is dependent on the economies of other Asian countries. The willingness and ability of the Chinese government to support the Hong Kong economy and market is uncertain. Changes in government policy could significantly affect the Hong Kong market.

The JAPANESE economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy.

The TAIWANESE economy can be significantly affected by security threats from the People's Republic of China. In addition, the Taiwanese economy can be significantly affected by currency fluctuations and increasing competition from Asia's low-cost emerging economies.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

ADVISOR KOREA FUND seeks long-term capital appreciation.

VALUING SHARES

The fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

For account, product and service information, please use the following phone numbers:

(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).

(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).

Please use the following addresses:

BUYING OR SELLING SHARES

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
(solid bullet) ROTH IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B and Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 5.75% of the offering price. Class T has a maximum front-end sales charge of 3.50% of the offering price.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

MINIMUMS

TO OPEN AN ACCOUNT $2,500

For certain Fidelity Advisor retirement
accountsA                                 $500

Through regular investment plansB         $100

TO ADD TO AN ACCOUNT                      $100

MINIMUM BALANCE                           $1,000

For certain Fidelity Advisor retirement
accountsA                                 None

A FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

B AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS
OPENED.

There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS
B SHARES.

PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT), 403(B) PROGRAM OR PLAN COVERING A SOLE-PROPRIETOR (FORMERLY KEOGH/H.R. 10 PLAN).

KEY INFORMATION

PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from certain other Fidelity
                             funds. Send a letter of
                             instruction to your
                             investment professional or
                             to the address at left,
                             including your name, the
                             funds' names, the applicable
                             class names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to set
                             up your account and to
                             arrange a wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program to exchange
                             from certain Fidelity money
                             market funds or a Fidelity
                             Advisor fund.

SELLING SHARES

The price to sell one share of each class is the class's NAV, minus the redemption fee (trading fee), if applicable, and any applicable CDSC.

The fund will deduct a trading fee of 4.00% from the redemption amount if you sell Class A shares received in connection with the reorganization of the Closed-End Fund after holding them less than 200 days after June 30, 2000. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If appropriate to protect shareholders, the fund may impose a redemption fee on other redemptions from the fund.

Any applicable CDSC is calculated based on your original redemption amount.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the trading fee, if applicable, and any applicable CDSC.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 15 or 30 days, depending on your account;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             initiate a wire transaction
                             or to request a check for
                             your redemption.

                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             certain other Fidelity
                             funds. Call your investment
                             professional or call
                             Fidelity at the appropriate
                             number found in "General
                             Information."

MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.

                             RETIREMENT ACCOUNT
                             (small solid bullet) The
                             account owner should
                             complete a retirement
                             distribution form. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             request one.

                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.

                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.

                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.

                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.

IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.

                             RETIREMENT ACCOUNT
                             (small solid bullet) The
                             account owner should
                             complete a retirement
                             distribution form. Visit
                             your investment professional
                             to request one.

                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.

                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.

                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.

                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.

AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program to exchange
                             to the same class of another
                             Fidelity Advisor fund or to
                             certain Fidelity funds.

                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Class A, Class T, Class
                             B, and Class C account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity
Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity
Advisor funds or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity
Advisor funds or for Advisor C Class shares of Treasury Fund.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund or class, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 1.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the fund.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO A FIDELITY ADVISOR FUND.

MINIMUM     MINIMUM                FREQUENCY                    PROCEDURES
INITIAL     ADDITIONAL             Monthly, bimonthly,          (small solid bullet) To set
$100        $100                   quarterly, or semi-annually  up for a new account,
                                                                complete the appropriate
                                                                section on the application.

                                                                (small solid bullet) To set
                                                                up for existing accounts,
                                                                call your investment
                                                                professional or call
                                                                Fidelity at the appropriate
                                                                number found in "General
                                                                Information" for an
                                                                application.

                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information." Call
                                                                at least 10 business days
                                                                prior to your next scheduled
                                                                investment date.

TO DIRECT DISTRIBUTIONS FROM
A FIDELITY DEFINED TRUST TO
CLASS T OF A FIDELITY
ADVISOR FUND.

MINIMUM       MINIMUM                                           PROCEDURES
INITIAL       ADDITIONAL                                        (small solid bullet) To set
Not           Not Applicable                                    up for a new or existing
Applicable                                                      account, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information" for
                                                                the appropriate enrollment
                                                                form.

                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information."

FIDELITY ADVISOR SYSTEMATIC
EXCHANGE PROGRAM TO MOVE
MONEY FROM CERTAIN FIDELITY
MONEY MARKET FUNDS TO CLASS
A, CLASS T, CLASS B OR CLASS
C OF A FIDELITY ADVISOR FUND
OR FROM CLASS A, CLASS T,
CLASS B OR CLASS C OF A
FIDELITY ADVISOR FUND TO THE
SAME CLASS OF ANOTHER
FIDELITY ADVISOR FUND.

MINIMUM                            FREQUENCY                    PROCEDURES
$100                               Monthly, quarterly,          (small solid bullet) To set
                                   semi-annually, or annually   up, call your investment
                                                                professional or call
                                                                Fidelity at the appropriate
                                                                number found in "General
                                                                Information" after both
                                                                accounts are opened.

                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information." Call
                                                                at least 2 business days
                                                                prior to your next scheduled
                                                                exchange date.

                                                                (small solid bullet) The
                                                                account from which the
                                                                exchanges are to be
                                                                processed must have a
                                                                minimum balance of $10,000.
                                                                The account into which the
                                                                exchange is being processed
                                                                must have a minimum balance
                                                                of $1,000.


FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR CLASS A, CLASS T, CLASS
B OR CLASS C ACCOUNT TO YOU
OR TO YOUR BANK CHECKING
ACCOUNT.


MINIMUM  MAXIMUM  FREQUENCY                      PROCEDURES
$100     $50,000  Class A and Class T: Monthly,  (small solid bullet) Accounts
                  quarterly, or semi-annually    with a value of $10,000 or
                  Class B and Class C: Monthly   more in Class A, Class T,
                  or quarterly                   Class B or Class C shares
                                                 are eligible for this program.

                                                 (small solid bullet) To set
                                                 up, call your investment
                                                 professional or call
                                                 Fidelity at the appropriate
                                                 number found in "General
                                                 Information" for instructions.

                                                 (small solid bullet) To make
                                                 changes, call your
                                                 investment professional or
                                                 call Fidelity at the
                                                 appropriate number found in
                                                 "General Information." Call
                                                 at least 10 business days
                                                 prior to your next scheduled
                                                 withdrawal date.

                                                 (small solid bullet)
                                                 Aggregate redemptions per
                                                 12-month period from your
                                                 Class B or Class C account
                                                 may not exceed 10% of the
                                                 account value and are not
                                                 subject to a CDSC; and you
                                                 may set your withdrawal
                                                 amount as a percentage of
                                                 the value of your account or
                                                 a fixed dollar amount.

                                                 (small solid bullet) Because
                                                 of Class A's and Class T's
                                                 front-end sales charge, you
                                                 may not want to set up a
                                                 systematic withdrawal plan
                                                 during a period when you are
                                                 buying Class A or Class T
                                                 shares on a regular basis.


OTHER FEATURES. The following other feature is also available to buy and sell shares of the fund.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.

(small solid bullet) Call your investment professional or call
Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the trading fee, if applicable, and any applicable CDSC, on the day your account is closed.

Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each class's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Advisor Korea is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. As of September 28, 1999, FIIA had approximately $3.6 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for the fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for the fund.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund.
FMRC is a wholly   -    owned subsidiary of FMR.

Hokeun Chung is a portfolio manager for Fidelity Advisor Korea Fund, which he has managed since December 1995. Prior to joining Fidelity, Mr. Chung was a senior analyst specializing in Korean equities for W.I. Carr in Seoul from 1991 to 1994. Born in 1967, he earned his Bachelor of Science degree in operations research from Columbia University in 1990.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For April 2000, the group fee rate was 0.2752%. The individual fund fee rate is 0.55%.

FMR pays FMR U.K., FMR Far East and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. Prior to July 1, 2000, FMR or FMR Far East pays FIJ for providing sub-advisory services. Effective July 1, 2000, FIIA or FMR Far East pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain classes, may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

FUND DISTRIBUTION

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

SALES CHARGES AND CONCESSIONS - CLASS A

                           Sales Charge

                           As a % of offering price  As an approximate % of net  Investment professional
                                                     amount invested             concession as % of offering
                                                                                 price

Up to $49,999               5.75%                     6.10%                       5.00%

$50,000 to $99,999          4.50%                     4.71%                       3.75%

$100,000 to $249,999        3.50%                     3.63%                       2.75%

$250,000 to $499,999        2.50%                     2.56%                       2.00%

$500,000 to $999,999        2.00%                     2.04%                       1.75%

$1,000,000 to $24,999,999    1.00%                    1.01%                       0.75%

$25,000,000 or more         None*                     None*                       *


* SEE "FINDER'S FEE" SECTION ON PAGE 31.

SALES CHARGES AND CONCESSIONS - CLASS T

                      Sales Charge

                      As a % of offering price  As an approximate % of net  Investment  professional
                                                amount invested             concession as % of offering
                                                                            price

Up to $49,999          3.50%                     3.63%                       3.00%

$50,000 to $99,999     3.00%                     3.09%                       2.50%

$100,000 to $249,999   2.50%                     2.56%                       2.00%

$250,000 to $499,999   1.50%                     1.52%                       1.25%

$500,000 to $999,999   1.00%                     1.01%                       0.75%

$1,000,000 or more     None*                     None*                       *


* SEE "FINDER'S FEE" SECTION ON PAGE 31.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase. More detailed information about these programs is contained in the statement of additional information (SAI).

COMBINED PURCHASE. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B and Class C shares of any Fidelity Advisor fund and
(ii) Advisor B Class shares and Advisor C Class shares of Treasury
Fund.

RIGHTS OF ACCUMULATION. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B and Class C shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.

LETTER OF INTENT. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity Advisor fund (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund that had been previously exchanged from a Fidelity Advisor fund), (ii) Class B and Class C shares of any Fidelity Advisor fund and (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter.

Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:

CLASS B

From Date of Purchase          Contingent Deferred Sales
                               Charge

Less than 1 year                5%

1 year to less than 2 years     4%

2 years to less than 3 years    3%

3 years to less than 4 years    3%

4 years to less than 5 years    2%

5 years to less than 6 years    1%

6 years to less than 7 yearsA   0%

A AFTER A MAXIMUM OF SEVEN YEARS, CLASS B SHARES WILL CONVERT
AUTOMATICALLY TO CLASS A SHARES OF THE FUND.

When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;

2. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;

4. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to invest initially in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;

6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

10. Purchased by the Fidelity Investments Charitable Gift Fund; or

11. Shares received in connection with the reorganization of Fidelity Advisor Korea Fund, Inc.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;

6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;

9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;

10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

14. Purchased by the Fidelity Investments Charitable Gift Fund.

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program; or

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

To qualify for a Class B or Class C CDSC waiver, you must notify
Fidelity in advance of your redemption.

FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, and (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount.

Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide Fidelity access to records detailing purchases at the client level.

Except as provided below, any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T
CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares , as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T CDSC shares that have been held for the longest period of time.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

To qualify for a Class A or Class T finder's fee or CDSC waiver, you must notify Fidelity in advance of your purchase or redemption, respectively.

REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, Class B or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity Advisor fund, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B or Class C shares had not been redeemed.

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

CONVERSION FEATURE. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class A shares and/or shareholder support services. Class A of the fund may pay FDC a 12b-1 fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class A's 12b-1 fee rate for Advisor Korea may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.

Class T of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class T of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class T shares and/or shareholder support services. Class T of the fund may pay FDC a 12b-1 fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.50% of its average net assets throughout the month. Class T's 12b-1 fee rate for Advisor Korea may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

FDC may reallow to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, up to the full amount of the Class A and Class T 12b-1 fee, for providing services intended to result in the sale of Class A or Class T shares and/or shareholder support services.

Class B of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class B of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of the Class B 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class C of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

In addition, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B and Class C.

Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive sales concessions, finder's fees and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table shows the Closed-End Fund's financial history for the past 5 years. On June 30, 2000, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. Certain information reflects financial results for a single Closed-End Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Closed-End Fund (assuming reinvestment of all dividends and distributions).

The annual information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Closed-End Fund's financial highlights and financial statements, are included in the Closed-End Fund's annual report. Financial statements and financial highlights for Class A, Class T, Class B, and Class C will be included in the fund's annual report when each class has completed its first annual period. Class A, Class T, Class B, and Class C may have higher total expenses than the Closed-End Fund. A free copy of the Closed-End Fund's annual report is available upon request.

THE CLOSED-END FUND

Years ended September 30,        1999         1998       1997          1996       1995 J

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 3.67       $ 7.26     $ 10.71       $ 12.62    $ 14.10
period

Income from Investment
Operations

 Net investment income (loss)     (.04) L      (.05)      (.06)         (.08)      (.02)
H

 Net realized and unrealized      7.15         (3.54)     (3.14)        (1.83)     (1.30)
gain (loss)

 Total from investment            7.11         (3.59)     (3.20)        (1.91)     (1.32)
operations

Dilution resulting from           -            -          (.19)         -          -
common stock  issued
through  rights offering

Offering expenses                 -            -          (.06)         -          (.16)

Net asset value, end of period   $ 10.78 K    $ 3.67     $ 7.26        $ 10.71    $ 12.62

Market value, end of period      $ 8.500      $ 3.438    $ 6.875       $ 10.500   $ 11.125

TOTAL RETURN B

 Market value E                   147.27%      (50.00)%   (31.23) % D   (5.62)%    (25.83) % D

 Net asset value C, F, G          193.73%      (49.45)%   (28.08)%      (15.13)%   (10.50)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 60,601     $ 22,915   $ 45,312      $ 47,181   $ 55,603
(000 omitted)

Ratio of expenses to average      1.75%        2.32%      1.88%         1.80%      1.88% A
net assets

Ratio of expenses to average      1.61% I, L   2.30% I    1.88%         1.79% I    1.88% A
net assets after expense
reductions

Ratio of net investment           (.42)%       (1.22)%    (.64)%        (.68)%     (.19)% A
income  (loss) to average
net assets

Portfolio turnover rate           58%          65%        51%           28%        25% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOAD PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
E TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
F TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON THE MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION OR SALES LOAD.
H NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J FOR THE PERIOD OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.
K THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER.
L INCLUDES REIMBURSEMENT OF $.01 PER SHARE FROM THE CUSTODIAN FOR AN ADJUSTMENT TO PRIOR PERIODS' FEES.



You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report for the fund will be available once the fund has completed its first annual or semi-annual period. The Closed-End Fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3855

Fidelity, Fidelity Investments & (Pyramid) Design,        and Directed
Dividends are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.739187.100                                           AKOR-pro-0600

Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

FIDELITY(registered trademark) ADVISOR
KOREA FUND

INSTITUTIONAL CLASS
(Fund 391, CUSIP 315920355)

PROSPECTUS
JUNE 17, 2000
   AS REVISED JUNE 23, 2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         4   FEE TABLE

FUND BASICS              6   INVESTMENT DETAILS

                         7   VALUING SHARES

SHAREHOLDER INFORMATION  7   BUYING AND SELLING SHARES

                         11  EXCHANGING SHARES

                         12  ACCOUNT FEATURES AND POLICIES

                         14  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         14  TAX CONSEQUENCES

FUND SERVICES            15  FUND MANAGEMENT

                         15  FUND DISTRIBUTION

APPENDIX                 19  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

ADVISOR KOREA FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in equity and debt securities of Korean issuers.

(small solid bullet) Investing principally in equity securities of Korean issuers.

(small solid bullet) Potentially investing up to 35% of total assets in securities of Hong Kong, Japanese, and Taiwanese issuers.

(small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Korean market.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN KOREA. The Korean economy is currently recovering from a recession and can be significantly affected by continued capital outflows, currency fluctuations, and corporate bankruptcies. Korea's economy is dependent on international trade and the economies of other Asian countries and can also be significantly affected by fluctuations in international commodity prices and currency exchange rates. A small number of companies and industries represent a large portion of the Korean market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN HONG KONG, JAPAN, AND TAIWAN. The Hong Kong economy is dependent on the economies of other Asian countries. Changes in government policy or relations with China could significantly affect the Hong Kong market. The Japanese economy is currently in a recession. International trade and government policy can significantly affect Japan's economic growth. The Taiwanese economy can be significantly affected by security threats from the People's Republic of China. Currency issues and economic competition also can significantly affect Taiwan's economic growth.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

On June 30, 2000, Fidelity Advisor Korea Fund, Inc. (Closed-End Fund), a closed-end fund with the same investment objective and substantially similar investment policies as the fund, was reorganized as an open-end fund (the fund) through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. The returns presented below do not reflect Institutional Class total expenses. If the effect of Institutional Class expenses were reflected, returns may be lower than those shown because Institutional Class may have higher total expenses than the Closed-End Fund.

The following information illustrates the changes in the Closed-End Fund's performance from year to year and compares the Closed-End Fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

THE CLOSED-END FUND

Calendar Years            1995    1996     1997     1998     1999

                          -7.36%  -29.25%  -64.64%  145.16%  134.50%


Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: -7.359999999999999
Row: 7, Col: 1, Value: -29.25
Row: 8, Col: 1, Value: -64.64
Row: 9, Col: 1, Value: 145.16
Row: 10, Col: 1, Value: 134.5

DURING THE PERIODS SHOWN IN THE CHART FOR THE CLOSED-END FUND, THE HIGHEST RETURN FOR A QUARTER WAS 86.38% (QUARTER ENDED DECEMBER 31,
1998) AND THE LOWEST RETURN FOR A QUARTER WAS -61.57% (QUARTER ENDED DECEMBER 31, 1997).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR THE CLOSED-END FUND
WAS -16.21%.

AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Past 5 years  Life of fundA
December 31, 1999

The Closed-End Fund             134.50%      5.91%         3.71%

Korea Composite Stock Price     95.33%       -5.72%        -6.65%
Index

Lipper Pacific ex-Japan Funds   73.21%       3.06%        n/a
Average

A FROM OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS OF THE CLOSED-END
FUND).

Korea Composite Stock Price Index (KOSPI) is a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange, except common stocks of newly listed companies that are excluded during their first 30 trading days after listing.

Lipper Pacific ex-Japan Funds Average reflects the performance
(excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Institutional Class shares of the fund. The annual class operating expenses provided below for Institutional Class are based on estimated expenses.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

                              Institutional Class

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)

                              Institutional Class

Management feeA               0.83%

Distribution and Service      None
(12b-1) fee

Other expensesA               0.98%

Total annual class operating  1.81%
expensesB

A BASED ON ESTIMATED EXPENSES.

B EFFECTIVE JULY 1, 2000, FMR HAS AGREED TO REIMBURSE INSTITUTIONAL CLASS OF THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES
(EXCLUDING INTEREST, TAXES, CERTAIN SECURITIES LENDING COSTS,
BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 1.85%. THIS ARRANGEMENT CAN BE
DISCONTINUED BY FMR AT ANY TIME.

This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

         Institutional Class

1 year   $ 184

3 years  $ 569

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

ADVISOR KOREA FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in equity and debt securities of Korean issuers. Korean issuers are those issuers (i) organized under the laws of Korea, (ii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in Korea, or have at least 50% of their assets located in Korea, (iii) that have the primary trading market for their securities in Korea, or (iv) that are the government, or its agencies or instrumentalities or other political subdivisions, of Korea. FMR intends to invest the fund's assets principally in equity securities of Korean issuers.

FMR may invest up to 35% of the fund's total assets in issuers (i) organized under the laws of Hong Kong, Japan or Taiwan, (ii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in Hong Kong, Japan or Taiwan, (iii) that have the primary trading market for their securities in Hong Kong, Japan or Taiwan, or (iv) that are the governments, or their agencies or instrumentalities or other political subdivisions, of Hong Kong, Japan or Taiwan.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Korean market as a whole, as represented by an index determined by FMR to be an appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month. As of May 31, 2000, the semiconductor industry accounted for more than 20% of the Korean Composite Stock Price Index.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular country, the fund's performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. Because FMR may invest a significant percentage of the fund's assets in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse changes in economic or political conditions. In addition, because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

KOREA. The Korean economy is currently recovering from a recession and can be significantly affected by continued capital outflows, currency fluctuations, and corporate bankruptcy. Korea's economy is dependent on international trade and the economies of other Asian countries. The United States is Korea's largest single trading partner, but much of Korea's trade is conducted with developing nations, almost all of which are in Southeast Asia. Korea is heavily dependent on imports of natural resources such as oil, forest products, and industrial metals. Accordingly, Korea's economy can also be significantly affected by fluctuations in international commodity prices and currency exchange
rates.    A     small number of industries, including the
semiconductor industry, represent a large portion of the Korean
market.    The Korean market also tends to be relatively concentrated in certain issuers. For example, as of May 31, 2000, Samsung Electronics, SK Telecom, and Korea Telecom, accounted for approximately 19%, 14%, and 11%, respectively, of the Korea Composite
Stock Price Index.     The semiconductor industry has historically
been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price-sensitive. Currency fluctuations, rapid technological change, and increasing competition from Asia's low-cost emerging economies can significantly affect the
   semiconductor     industry.

ASIA. Asia includes countries in all stages of economic development, from the highly developed economy of Japan to the emerging market economy of the People's Republic of China. Most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.

The HONG KONG economy is dependent on the economies of other Asian countries. The willingness and ability of the Chinese government to support the Hong Kong economy and market is uncertain. Changes in government policy could significantly affect the Hong Kong market.

The JAPANESE economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy.

The TAIWANESE economy can be significantly affected by security threats from the People's Republic of China. In addition, the Taiwanese economy can be significantly affected by currency fluctuations and increasing competition from Asia's low-cost emerging economies.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

ADVISOR KOREA FUND seeks long-term capital appreciation.

VALUING SHARES

The fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). The fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

For account, product and service information, please use the following phone numbers:

(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).

(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).

Please use the following addresses:

BUYING OR SELLING SHARES

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
(solid bullet) ROTH IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security
Act), 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Fidelity Trustees and employees; and

6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

MINIMUMS

TO OPEN AN ACCOUNT                          $2,500

For certain Fidelity Advisor retirement
accountsA                                   $500

Through regular investment plansB           $100

TO ADD TO AN ACCOUNT                        $100

MINIMUM BALANCE                             $1,000

For certain Fidelity Advisor retirement
accountsA                                   None

A FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

B AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS
OPENED.

There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from another Fidelity fund.
                             Send a letter of instruction
                             to your investment
                             professional or to the
                             address at left, including
                             your name, the funds' names,
                             the applicable class names,
                             the fund account numbers,
                             and the dollar amount or
                             number of shares to be
                             exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to set
                             up your account and to
                             arrange a wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.

SELLING SHARES

The price to sell one share of Institutional Class is the class's NAV.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 15 or 30 days, depending on your account;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             initiate a wire transaction
                             or to request a check for
                             your redemption.

                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             another Fidelity fund. Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information."

MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.

                             RETIREMENT ACCOUNT
                             (small solid bullet) The
                             account owner should
                             complete a retirement
                             distribution form. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             request one.

                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.

                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.

                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.

                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.

IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.

                             RETIREMENT ACCOUNT
                             (small solid bullet) The
                             account owner should
                             complete a retirement
                             distribution form. Visit
                             your investment professional
                             to request one.

                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.

                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.

                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.

                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.

AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Institutional Class
                             account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund or class, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the fund.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO A FIDELITY ADVISOR FUND.

MINIMUM     MINIMUM                    FREQUENCY                    PROCEDURES
INITIAL     ADDITIONAL                 Monthly, bimonthly,          (small solid bullet) To set
$100        $100                       quarterly, or semi-annually  up for a new account,
                                                                    complete the appropriate
                                                                    section on the application.

                                                                    (small solid bullet) To set
                                                                    up for existing accounts,
                                                                    call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for an
                                                                    application.

                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    investment date.

FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR INSTITUTIONAL CLASS
ACCOUNT TO YOU OR TO YOUR
BANK CHECKING ACCOUNT.

MINIMUM                       MAXIMUM  FREQUENCY                    PROCEDURES
$100                          $50,000  Monthly, quarterly, or       (small solid bullet) Accounts
                                       semi-annually                with a value of $10,000 or
                                                                    more in Institutional Class
                                                                    shares are eligible for this
                                                                    program.

                                                                    (small solid bullet) To set
                                                                    up, call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for instructions.

                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    withdrawal date.


OTHER FEATURES. The following other feature is also available to buy and sell shares of the fund.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.

(small solid bullet) Call your investment professional or call
Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

DISTRIBUTION OPTION

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for Institutional Class's distributions:

5. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

6. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

7. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.

8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Advisor Korea is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. As of September 28, 1999, FIIA had approximately $3.6 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for the fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for the fund.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund.
FMRC is a wholly   -    owned subsidiary of FMR.

Hokeun Chung is a portfolio manager for Fidelity Advisor Korea Fund, which he has managed since December 1995. Prior to joining Fidelity, Mr. Chung was a senior analyst specializing in Korean equities for W.I. Carr in Seoul from 1991 to 1994. Born in 1967, he earned his Bachelor of Science degree in operations research from Columbia University in 1990.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For April 2000, the group fee rate was 0.2752%. The individual fund fee rate is 0.55%.

FMR pays FMR U.K., FMR Far East and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. Prior to July 1, 2000, FMR or FMR Far East pays FIJ for providing sub-advisory services. Effective July 1, 2000, FIIA or FMR Far East pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

FUND DISTRIBUTION

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the class's shares.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table shows the Closed-End Fund's financial history for the past 5 years. On June 30, 2000, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. Certain information reflects financial results for a single Closed-End Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Closed-End Fund (assuming reinvestment of all dividends and distributions). The annual information has been audited
by    PricewaterhouseCoopers LLP    , independent accountants, whose
reports, along with the Closed-End Fund's financial highlights and financial statements, are included in Closed-End Fund's annual report. Financial statements and financial highlights for Institutional Class will be included in the fund's annual report when Institutional class has completed its first annual period. Institutional Class may have higher total expenses than the Closed-End Fund. A free copy of the Closed-End Fund's annual report is available upon request.

   THE CLOSED-END FUND


Years ended September 30,        1999         1998       1997          1996       1995 J

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 3.67       $ 7.26     $ 10.71       $ 12.62    $ 14.10
period

Income from Investment
Operations

 Net investment income (loss)     (.04) L      (.05)      (.06)         (.08)      (.02)
H

 Net realized and unrealized      7.15         (3.54)     (3.14)        (1.83)     (1.30)
gain (loss)

 Total from investment            7.11         (3.59)     (3.20)        (1.91)     (1.32)
operations

Dilution resulting from           -            -          (.19)         -          -
common stock  issued
through rights offering

Offering expenses                 -            -          (.06)         -          (.16)

Net asset value, end of period   $ 10.78 K    $ 3.67     $ 7.26        $ 10.71    $ 12.62

Market value, end of period      $ 8.500      $ 3.438    $ 6.875       $ 10.500   $ 11.125

TOTAL RETURN B

 Market value E                   147.27%      (50.00)%   (31.23) % D   (5.62)%    (25.83) % D

 Net asset value C, F, G          193.73%      (49.45)%   (28.08)%      (15.13)%   (10.50)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 60,601     $ 22,915   $ 45,312      $ 47,181   $ 55,603
(000 omitted)

Ratio of expenses to average      1.75%        2.32%      1.88%         1.80%      1.88% A
net assets

Ratio of expenses to average      1.61% I, L   2.30% I    1.88%         1.79% I    1.88% A
net assets after expense
reductions

Ratio of net investment           (.42)%       (1.22)%    (.64)%        (.68)%     (.19)% A
income  (loss) to average
net assets

Portfolio turnover rate           58%          65%        51%           28%        25% A



   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOAD PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
   E TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
   F TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON THE MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
   G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION OR SALES LOAD.
   H NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   J FOR THE PERIOD OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.
   K THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER.
   L INCLUDES REIMBURSEMENT OF $.01 PER SHARE FROM THE CUSTODIAN FOR AN ADJUSTMENT TO PRIOR PERIODS' FEES.






You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report for the fund will be available once the fund has completed its first annual or semi-annual period. The Closed-End Fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3855

   Fidelity, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.739188.100                                          AKORI-pro-0600

FIDELITY(registered trademark) ADVISOR KOREA FUND
A FUND OF FIDELITY ADVISOR SERIES VIII
CLASS A, CLASS T, CLASS B, CLASS C, AND INSTITUTIONAL CLASS
STATEMENT OF ADDITIONAL INFORMATION
JUNE 17, 2000
   REVISED JUNE 23, 2000

This statement of additional information (SAI) is not a prospectus. On June 30, 2000, Fidelity Advisor Korea Fund, Inc. (Closed-End Fund), a closed-end fund was reorganized as an open-end fund (the fund). Portions of the Closed-End Fund's annual report are incorporated herein. The Closed-End Fund's annual report is supplied with this SAI. An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of a prospectus, dated June 17, 2000, please call Fidelity at 1-888-622-3175.

TABLE OF CONTENTS               PAGE

Investment Policies and         40
Limitations

Special Considerations          45
Regarding Asia Pacific
Region (ex Japan)

Special Considerations          46
Regarding Canada

Special Considerations          46
Regarding Europe

Special Considerations          47
Regarding Japan

Special Considerations          47
Regarding Latin America

Special Considerations          48
Regarding Russia

Special Considerations          48
Regarding Africa

Portfolio Transactions          48

Valuation                       49

Performance                     50

Additional Purchase, Exchange   62
and Redemption Information

Distributions and Taxes         65

Trustees and Officers           65

Control of Investment Advisers  68

Management Contract             68

Distribution Services           71

Transfer and Service Agent      72
Agreements

Description of the Trust        72

Financial Statements            73

Appendix                        73

                                                AKOR/AKORI-ptb-0600
                                                       1.739189.100

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer if, as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Korean market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Korean market;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money, up to 15% of the fund's net assets, to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of normally investing at least 65% of the fund's total assets in equity and debt securities of Korean issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 73.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

COMMON STOCK. represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock

CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

TEMPORARY DEFENSIVE POLICIES. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

ECONOMIC. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

CURRENCY. For U.S. investors, investing in any currency entails an additional risk that is not faced when investing in the domestic market. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

NATURAL DISASTERS. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

KOREA. Since 1997, Korea's robust economy has been buffeted by a financial crisis marked by significant capital outflows, sharp depreciation of the won, and severe distress in the corporate and financial sectors. The severe disruption and loss of confidence because of the crisis, however, led to Korea's worst recession in over three decades. The nation's economic difficulties were a direct result of Asia's economic and currency crisis and the way Korea conducts its business at home and abroad. While steps have been initiated to remedy many of the causes of Korea's recent economic problems, their successful implementation is not assured. Investors should be aware that investing in Korea involves risks not typically associated with investing in the U.S. securities markets.

Korea's economy and the stability of its currency can be adversely affected by any regional economic or currency turmoil. The economic health of the Asian region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the Asian region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries.

In addition, certain structural weaknesses have made Korea vulnerable to the financial turbulence of the kind that recently swept through Asia. First, the corporate sector has been characterized by low levels of profitability and high levels of debt, reflecting the tendency of the nation's business conglomerates to diversify into capital-intensive businesses. Second, Korea has had a poorly functioning financial system that has been further weakened by a series of major corporate bankruptcies.

Since the 1997 economic and currency meltdown, Korea has instituted a number of major reforms. The main objectives of these initiatives were to stabilize the economy and restore sustainable growth through a fundamental restructuring of the economy. However, the success of these initiatives have been widely mixed and further progress is not yet assured. The collapse of Korea's second largest conglomerate and the resulting turmoil in financial markets in the second half of 1999 illustrates that there are lingering risks that could stand in the way of sustaining rapid growth. Thus, despite the major progress made in the area of structural reforms there is still a large unfinished agenda, especially in the financial and corporate sectors.

Much of Korea's economy is dependent upon international trade. The country is a leading exporter of industrial machinery as well as autos and industrial and consumer electronics. While the United States is the nations largest single trading partner, much of Korea's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past three years, Southeast Asia's economies have been mired in economic stagnation, and Korea's exports to the area have been in steep decline. Much of Korea's hopes for economic recovery and renewed export growth are largely dependent upon the pace of economic recovery in the region's emerging nations.

The division of the Korean Peninsula in 1945 left South Korea without most of the peninsula's natural resources. Since then, this highly industrialized nation is heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Korea's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the won and the dollar can have either a positive or negative effect upon corporate profits.

South Korea's location next to the heavily armed and unpredictable North has been a constant cause of concern. Sundry military incidents have continued to escalate the tensions that have existed between the two countries since the signing of the 1953 Armistice Agreement that ended the Korean War.

The semiconductor industry comprise   d     a major segment of the
Korean market   ,     as represented by the Korea Composite Stock
Price Index as of May 31, 2000. The semiconductor industry has historically been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price-sensitive. The semiconductor industry can be significantly affected by currency fluctuations, rapid technological change, and increasing competition from Asia's low-cost emerging economies.

CHINA AND HONG KONG. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain
the legal, financial   ,     and monetary systems that allow economic
freedom and market expansion.

The    commercial     banking industry    and the cellular and
communications services industry each     comprise   d     a major
segment of the Hong Kong and Chinese market as a whole,    as
r    epresented by the Hang Seng Index as of    June 19, 2000.     In
recent years, Hong Kong has been subjected to speculative attacks on its currency, which have sent interest rates soaring and its stock
markets into sharp declines. Companies in the    commercial
banking industry are particularly sensitive to interest rate fluctuations, and, if the government continues its U.S. dollar peg policy, it risks further attacks on its currency and possible upward pressure on interest rates. While the Hong Kong Stock Exchange has implemented an electronic order-matching system that has virtually
eliminated front   -    running by brokers, there are still no
specific regulations against insider trading. Small, often
family-run   ,     brokerages sometimes wield undue influence or veto
power over the largest overseas investment banks operating in the market, and the Exchange has been criticized for giving low priority
to investor protection. The    commercial     banking industry has not
been immune to economic and currency turmoil that has periodically engulfed its Asian neighbors, and any future disruptions in the Asian region could have a derivative effect on this currency and interest
rate sensitive industry.    The cellular and communications services
industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. In addition, the cellular and communications services industry is among those that are the most highly regulated by the Chinese government. Cellular and communications services companies doing business in this large and expanding market must ensure that they are well protected by state sponsorship and have the necessary political connections vital to the granting of the relevant licenses.

TAIWAN. For decades, a state of hostility has existed between Taiwan and the Peoples Republic of China. Beijing has long deemed Taiwan a part of the "one China" and has made a nationalist cause of recovering it. Frequent military provocations and threats of full-scale military action by the Chinese have become more frequent in response to Taiwan's election of a new president who is considered to favor declaring Taiwan's independence. This situation poses a threat to Taiwan's economic well being and could adversely affect the nation's stock market.

Taiwan is one of Asia's great exporting nations, but it thrives more on imitation than on creativity. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and from increasing competition from neighboring lower-cost countries.

Although the listed companies on the Taiwan Stock Exchange cover a wide range of industries, electronics companies and the banking and insurance sector dominate the market. Semiconductor chips and other computer components are a mainstay of Taiwan's electronics sector. The businesses that produce these products are at risk of losing orders from computer companies in the United States as a result of rising concern over possible production disruptions stemming from future military confrontations with China. The semiconductor and electronics business is also highly price-competitive and can be negatively affected by currency fluctuations. In addition, producers face the risk of growing competition from low-cost, emerging economies.

Taiwan's banking and insurance sector has recently been adversely affected by economic and currency turmoil in Asia. Rising loan defaults and corporate bankruptcies have prompted the Taiwanese government to initiate stabilization measures to prevent further collapse; but the success of these measures is far from assured.

SPECIAL CONSIDERATIONS REGARDING CANADA

POLITICAL. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

ECONOMIC. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union
(EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank.

While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy.

POLITICAL. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

ECONOMIC. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro, such as Greece, risk being left farther behind.

FOREIGN TRADE. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. However, investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been the case in the first six months of 1999, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

GERMANY. The German economy is heavily industrialized, with a strong emphasis on manufacturing and exports. Therefore, Germany's economic growth is heavily dependent on the prosperity of its trading partners and on currency exchange rates. Germany is closely tied to a number of Eastern European emerging market economies and weakness in these economies will likely dampen demand for German exports. Germany continues to struggle with its incorporation of former East Germany and the country as a whole faces high labor costs and high unemployment.

FRANCE. In recent years, the country's economic growth has been hit by a series of general strikes. France's strong labor unions reacted negatively to government cuts driven by the country's effort to meet EMU membership criteria. Recently, unions have demanded a lower retirement age and a shorter work week. Economic growth also is limited by the country's pay-as-you-go pension system; spending on pensions accounts for about 10% of GDP.

NORDIC COUNTRIES. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

UNITED KINGDOM. The United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to joining the euro. While the UK views independence from the EMU as a competitive advantage, the country may not benefit from its independence if economic conditions on the continent improve. If the continental European stock markets make more compelling prospects for economic growth, there is concern that the UK market may lag its European counterparts.

EASTERN EUROPE. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

ECONOMIC. Since Japan's bubble economy collapsed eight years ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

FOREIGN TRADE. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past two years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

NATURAL RESOURCE DEPENDENCY. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

NATURAL DISASTERS. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

POLITICAL. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed. Also, as has historically been the case, the stock markets may be subject to increased volatility as some countries approach elections: Argentina, Chile, Mexico, and Peru.

SOCIAL UNREST. Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have failed to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

ECONOMIC. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

FOREIGN TRADE. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

CURRENCY. For U.S. investors, investing in any foreign market entails the risk of currency fluctuations; any weakness in the local currency could erode the investment returns to U.S. investors upon currency conversion. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

SOVEREIGN DEBT. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

NATURAL RESOURCES DEPENDENCY. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports
- any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

NATURAL DISASTERS. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

FINANCIAL REPORTING STANDARDS. As is typical of many emerging markets, many companies in the region are still controlled by families and their associates. Accordingly, these owners may not always act in the best interests of public shareholders. In addition, rules for disclosing financial information are less stringent, which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

SPECIAL CONSIDERATIONS REGARDING AFRICA

Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

SOUTH AFRICA. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 19th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

On June 30, 2000, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. Significant changes in brokerage commissions paid by the Closed-End Fund and those paid by the fund may result from its reorganization as an open-end fund, which must continuously meet redemptions.

For the fiscal years ended September 30, 1999, 1998, and 1997, the Closed-End Fund paid brokerage commissions of $272,751, $166,019, and $299,733, respectively. Significant changes in brokerage commissions paid by the Closed-End Fund from year to year may have resulted from changing asset levels throughout the year. The Closed-End Fund may have paid both commissions and spreads in connection with the placement of portfolio transactions.

During the fiscal year ended September 30, 1999, the Closed-End Fund paid $183,834 in brokerage commissions to firms for providing research services involving approximately $37,423,909 of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's net asset value per share (NAV) is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. Each class's share price and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

The Closed-End Fund had the same investment objective and substantially similar investment policies as the fund. On June 30, 2000, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund.
Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund.

The returns presented below do not reflect Class A, Class T, Class B, Class C, and Institutional Class total expenses. If the effect of Class A, Class T, Class B, Class C, and Institutional Class total expenses were reflected, returns may be lower than those shown because Class A, Class T, Class B, Class C, and Institutional Class may have higher total expenses than the Closed-End Fund.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.

In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's trading fee on certain Class A shares held less than 200 days after June 30, 2000 or the effect of a class's maximum sales charge. Excluding the fund's trading fee or a class's sales charge from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

MOVING AVERAGES. An equity fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. The 13-week and 39-week long-term moving averages for the Closed-End Fund are shown in the table below.

Fund              13-Week Long-Term Moving  39-Week Long-Term Moving
                  Average                   Average

Closed-End Fund*  $ 12.33                   $ 9.64

* On September 24, 1999.

HISTORICAL FUND RESULTS. The following table shows each class's returns for the fiscal period ended September 30, 1999.

Class A and Class T have a maximum front-end sales charge of 5.75% and 3.50%, respectively, which is included in the average annual and cumulative returns. Class B and Class C have a maximum CDSC of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns.

Returns do not include the effect of Class A's 4.00% trading fee on certain shares held less than 200 days after June 30, 2000.

                               Average Annual Returns                        Cumulative Returns

                               One Year           Five Years  Life of Fund*  One Year            Five Years  Life of Fund*

Advisor Korea - Class A         176.84%           N/A          -5.32%         176.84%            N/A          -23.55%

Advisor Korea - Class T         183.45%           N/A          -4.86%         183.45%            N/A          -21.73%

Advisor Korea - Class B         188.73%           N/A          -4.54%         188.73%            N/A          -20.42%

Advisor Korea - Class C         192.73%           N/A          -4.17%         192.73%            N/A          -18.89%

Advisor Korea - Institutional   193.73%           N/A          -4.17%         193.73%            N/A          -18.89%
Class


* From October 31, 1994 (commencement of operations of the Closed-End
Fund).

The following tables show the income and capital elements of each class's cumulative return. The tables compare each class's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each class's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each class of Advisor Korea during the period from October 31, 1994 (commencement of operations of the Closed-End
Fund) to September 30, 1999, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

During the period from October 31, 1994 (commencement of operations of the Closed-End Fund) to September 30, 1999, a hypothetical $10,000 investment in Class A of Advisor Korea would have grown to $7,645, including the effect of Class A's maximum sales charge.

ADVISOR KOREA - CLASS A

Fiscal Year Ended        Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 7,206                   $ 0                           $ 439                        $ 7,645

1998                     $ 2,453                   $ 0                           $ 150                        $ 2,603

1997                     $ 4,853                   $ 0                           $ 296                        $ 5,149

1996                     $ 7,159                   $ 0                           $ 0                          $ 7,159

1995*                    $ 8,436                   $ 0                           $ 0                          $ 8,436



ADVISOR KOREA - CLASS A  INDEXES

Fiscal Year Ended        S&P 500   DJIA      Cost of Living


1999                     $ 29,888  $ 29,121  $ 11,231

1998                     $ 23,385  $ 21,751  $ 10,963

1997                     $ 21,446  $ 21,665  $ 10,783

1996                     $ 15,269  $ 15,741  $ 10,555

1995*                    $ 12,689  $ 12,541  $ 10,247


* From October 31, 1994 (commencement of operations of the Closed-End
Fund).

Explanatory Notes: With an initial investment of $10,000 in Class A of the fund on October 31, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $9,425. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,127. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $127 for capital gain distributions. If Class A's total expenses, including 12b-1 fee, had been reflected, returns may have been lower. The figures in the table do not include the effect of Class A's 4.00% trading fee applicable to shares received in connection with the reorganization of the Closed-End Fund held less than 200 days from June 30, 2000.

During the period from October 31, 1994 (commencement of operations of the Closed-End Fund) to September 30, 1999, a hypothetical $10,000 investment in Class T of Advisor Korea would have grown to $7,827, including the effect of Class T's maximum sales charge.

ADVISOR KOREA - CLASS T

Fiscal Year Ended        Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 7,378                   $ 0                           $ 449                        $ 7,827

1998                     $ 2,512                   $ 0                           $ 153                        $ 2,665

1997                     $ 4,969                   $ 0                           $ 302                        $ 5,271

1996                     $ 7,330                   $ 0                           $ 0                          $ 7,330

1995*                    $ 8,637                   $ 0                           $ 0                          $ 8,637



ADVISOR KOREA - CLASS T  INDEXES

Fiscal Year Ended        S&P 500   DJIA      Cost of Living


1999                     $ 29,888  $ 29,121  $ 11,231

1998                     $ 23,385  $ 21,751  $ 10,963

1997                     $ 21,446  $ 21,665  $ 10,783

1996                     $ 15,269  $ 15,741  $ 10,555

1995*                    $ 12,689  $ 12,541  $ 10,247


* From October 31, 1994 (commencement of operations of the Closed-End
Fund).

Explanatory Notes: With an initial investment of $10,000 in Class T of the fund on October 31, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $9,650. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,130. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $130 for capital gain distributions. If Class T's total expenses, including 12b-1 fee, had been reflected, returns may have been lower.

During the period from October 31, 1994 (commencement of operations of the Closed-End Fund) to September 30,1999, a hypothetical $10,000 investment in Class B of Advisor Korea would have grown to $7,958, including the effect of Class B's maximum CDSC.

ADVISOR KOREA - CLASS B

Fiscal Year Ended        Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 7,492                   $ 0                           $ 466                        $ 7,958

1998                     $ 2,603                   $ 0                           $ 158                        $ 2,761

1997                     $ 5,149                   $ 0                           $ 314                        $ 5,463

1996                     $ 7,596                   $ 0                           $ 0                          $ 7,596

1995*                    $ 8,950                   $ 0                           $ 0                          $ 8,950



ADVISOR KOREA - CLASS B  INDEXES

Fiscal Year Ended        S&P 500   DJIA      Cost of Living


1999                     $ 29,888  $ 29,121  $ 11,231

1998                     $ 23,385  $ 21,751  $ 10,963

1997                     $ 21,446  $ 21,665  $ 10,783

1996                     $ 15,269  $ 15,741  $ 10,555

1995*                    $ 12,689  $ 12,541  $ 10,247


* From October 31, 1994 (commencement of operations of the Closed-End
Fund).

Explanatory Notes: With an initial investment of $10,000 in Class B of the fund on October 31, 1994, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,135. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $135 for capital gain distributions. If Class B's total expenses, including 12b-1 fee, had been reflected, returns may have been lower.

During the period from October 31, 1994 (commencement of operations of the Closed-End Fund) to September 30, 1999, a hypothetical $10,000 investment in Class C of Advisor Korea would have grown to $8,111.

ADVISOR KOREA - CLASS C

Fiscal Year Ended        Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 7,645                   $ 0                           $ 466                        $ 8,111

1998                     $ 2,603                   $ 0                           $ 158                        $ 2,761

1997                     $ 5,149                   $ 0                           $ 314                        $ 5,463

1996                     $ 7,596                   $ 0                           $ 0                          $ 7,596

1995*                    $ 8,950                   $ 0                           $ 0                          $ 8,950



ADVISOR KOREA - CLASS C  INDEXES

Fiscal Year Ended        S&P 500   DJIA      Cost of Living


1999                     $ 29,888  $ 29,121  $ 11,231

1998                     $ 23,385  $ 21,751  $ 10,963

1997                     $ 21,446  $ 21,665  $ 10,783

1996                     $ 15,269  $ 15,741  $ 10,555

1995*                    $ 12,689  $ 12,541  $ 10,247


* From October 31, 1994 (commencement of operations of the Closed-End
Fund).

Explanatory Notes: With an initial investment of $10,000 in Class C of the fund on October 31, 1994, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,135. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $135 for capital gain distributions. If Class C's total expenses, including 12b-1 fee, had been reflected, returns may have been lower.

During the period from October 31, 1994 (commencement of operations of the Closed-End Fund) to September 30, 1999, a hypothetical $10,000 investment in Institutional Class of Advisor Korea would have grown to $8,111.

ADVISOR KOREA - INSTITUTIONAL
CLASS

Period Ended              Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 7,645                   $ 0                           $ 466                        $ 8,111

1998                      $ 2,603                   $ 0                           $ 158                        $ 2,761

1997                      $ 5,149                   $ 0                           $ 314                        $ 5,463

1996                      $ 7,596                   $ 0                           $ 0                          $ 7,596

1995*                     $ 8,950                   $ 0                           $ 0                          $ 8,950



ADVISOR KOREA - INSTITUTIONAL  INDEXES
CLASS

Period Ended                   S&P 500   DJIA      Cost of Living


1999                           $ 29,888  $ 29,121  $ 11,231

1998                           $ 23,385  $ 21,751  $ 10,963

1997                           $ 21,446  $ 21,665  $ 10,783

1996                           $ 15,269  $ 15,741  $ 10,555

1995*                          $ 12,689  $ 12,541  $ 10,247


* From October 31, 1994 (commencement of operations of the Closed-End
Fund).

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of the fund on October 31, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,135. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $135 for capital gain distributions. If Institutional Class's total expenses had been reflected, returns may have been lower.

INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND
NATIONAL STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the Morgan Stanley Capital International database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended September 30, 1999. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization.
According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $6,313 billion in 1998 to $8,800 billion in 1999.

The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital
International indexes database. The value of each market is measured in billions of U.S. dollars as of September 30, 1999.

TOTAL MARKET CAPITALIZATION

Australia  $ 216.1    Japan           $ 2,397.6

Austria    $ 22.3     Malaysia        $ 59.2

Belgium    $ 104.9    Netherlands     $ 458.4

Canada     $ 349.1    Norway          $ 35.7

Denmark    $ 67.8     Singapore       $ 73.4

France     $ 796.1    Spain           $ 233.0

Germany    $ 792.0    Sweden          $ 184.8

Hong Kong  $ 186.2    Switzerland     $ 550.4

Italy      $ 347.2    United Kingdom  $ 1,734.0

                      United States   $ 8,665.6

The following table measures the total market capitalization of Latin American countries according to the Morgan Stanley Capital
International database. The value of each market is measured in billions of U.S. dollars as of September 30, 1999.

TOTAL MARKET CAPITALIZATION - LATIN AMERICA

Argentina            $ 22.1

Brazil               $ 83.2

Chile                $ 69.9

Colombia             $ 33.5

Mexico               $ 93.7

Venezuela            $ 7.2

Peru                 $ 7.5

Total Latin America  $ 317.1

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended September 30, 1999. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

STOCK MARKET PERFORMANCE MEASURED IN U.S. DOLLARS

Australia   23.85%    Japan            77.37%

Austria     -2.59%    Malaysia         183.70%

Belgium     2.03%     Netherlands      14.74%

Canada      39.62%    Norway           26.59%

Denmark     13.88%    Singapore        92.88%

France      29.98%    Spain            15.80%

Germany     6.22%     Sweden           40.98%

Hong Kong   61.08%    Switzerland      11.79%

Italy       11.59%    United Kingdom   16.74%

                      United States    27.63%

STOCK MARKET PERFORMANCE MEASURED IN LOCAL CURRENCY

Australia   12.40%    Japan            38.73%

Austria     7.03%     Malaysia         98.54%

Belgium     12.06%    Netherlands      25.95%

Canada      34.43%    Norway           32.59%

Denmark     25.09%    Singapore        94.69%

France      42.84%    Spain            27.36%

Germany     16.72%    Sweden           47.53%

Hong Kong   61.48%    Switzerland      21.19%

Italy       22.78%    United Kingdom   20.47%

                      United States    27.63%

The following table shows the average annualized stock market returns measured in U.S. dollars as of September 30, 1999.

STOCK MARKET PERFORMANCE

                Five Years Ended 1999  Ten Years Ended 1999

Germany          15.89%                 12.26%

Hong Kong        5.14%                  17.63%

Japan            -1.20%                 -2.06%

Spain            23.95%                 11.32%

United Kingdom   18.23%                 13.70%

United States    25.22%                 16.56%

PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

A class's performance may also be compared to that of the index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Advisor Korea may compare its performance to that of the Korea
Composite Stock Price Index (KOSPI), a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange, except common stocks of newly listed companies that are excluded during their first 30 trading days after listing.

A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.

The fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

The fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.

A class may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of    April 30,     2000, FMR advised over    $35     billion in
municipal fund assets,    $141     billion in taxable fixed-income
fund assets,    $148     billion in money market fund assets,
   $631     billion in equity fund assets,    $21     billion in
international fund assets, and    $42     billion in
Spartan(registered trademark) fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's and Class T's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

CLASS A SHARES ONLY

1. to shares purchased for an employee benefit plan (as defined in the Employee Retirement Income Security Act) (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;

2. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;

4. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;

6. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. to shares purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

10. to shares purchased by the Fidelity Investments Charitable Gift
Fund; or

11. to shares received in connection with the reorganization of Fidelity Advisor Korea Fund, Inc.

A sales load waiver form must accompany these transactions.

CLASS T SHARES ONLY

1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;

6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge (CDSC);

9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);

13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

14. to shares purchased by the Fidelity Investments Charitable Gift
Fund.

A sales load waiver form must accompany these transactions.

CLASS B AND CLASS C SHARES ONLY

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program; or

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

A waiver form must accompany these transactions.

INSTITUTIONAL CLASS SHARES ONLY

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or FIL or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; and

6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

FOR CLASS A AND CLASS T SHARES ONLY

FINDER'S FEE. For all funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or
(iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent;" and an incremental load waived trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."

Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide FDC access to records detailing purchases at the client level.

For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or
(ii) by the Fidelity Investments Charitable Gift Fund, will not be considered "eligible purchases."

Except as provided below, any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T
CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T shares that have been held for the longest period of time.

Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPS and plans covering a sole proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

A waiver form must accompany these transactions.

CLASS A AND CLASS T SHARES ONLY

COMBINED PURCHASE, RIGHTS OF ACCUMULATION AND LETTER OF INTENT PROGRAMS. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase, Rights of Accumulation or Letter of Intent program: an individual, spouse and their children under age 21 purchasing for his/her or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

COMBINED PURCHASE. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one investment professional.

RIGHTS OF ACCUMULATION. The current value of your holdings is determined at the NAV at the close of business on the day you purchase the Class A or Class T shares to which the current value of your holdings will be added. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one investment professional.

LETTER OF INTENT. You must file your Letter of Intent (Letter) with Fidelity within 90 days of the start of your purchases toward completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one investment professional. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Class A and Class T shares acquired through an employee benefit plan, a Traditional IRA, a Roth IRA, a rollover IRA, a 403(b) program, or a plan covering a sole proprietor (formerly Keogh/H.R. 10 plan) will be included for purposes of completing your Letter but may not be used to meet the initial investment minimum of 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

ALL CLASSES

The fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. Because the fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

CAPITAL GAIN DISTRIBUTIONS. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of September 30, 1999, the Closed-End Fund had an aggregate capital loss carryforward of approximately $29,824,000. This loss carryforward, of which $3,725,000, $2,506,000, $11,446,000, and
$12,147,000 will expire on September 30, 2004, 2005, 2006, and 2007, respectively, is available to offset future capital gains of the fund.

RETURNS OF CAPITAL. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.

TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is
Fidelity Investment   s,     P.O. Box 9235, Boston, Massachusetts
02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (   69    ), Trustee, is President of Fidelity
Advisor Korea Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; Chairman and Representative Director of Fidelity Investments Japan Limited (1997); and a Director of FDC and of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Advisor Series VIII, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Advisor Series VIII (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company
(2000), HCA - The Healthcare Company (1999), and Children First
(1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and is a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (   67    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc. , and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2000). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

DONALD J. KIRK (67), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997), is the Interim Chancellor for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (   71    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration) and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

MARVIN L. MANN (67), Trustee (1993), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he still remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).

*ROBERT C. POZEN (53), Trustee (1997), is Senior Vice President of Fidelity Advisor Korea Fund. Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc.
(1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc.
(2000); and a Director of Strategic Advisers, Inc. (1999). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

RICHARD A. SPILLANE, JR. (49), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.

ERIC D. ROITER (51), is Secretary of Fidelity Advisor Korea Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42), is Treasurer of Fidelity Advisor Korea Fund. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), is Deputy Treasurer of Fidelity Advisor Korea Fund. She also serves as Deputy Treasurer of other Fidelity funds
(2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

JOHN H. COSTELLO (53), is Assistant Treasurer of Fidelity Advisor
Korea Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 2000, or calendar year ended December 31, 1999, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Advisor Korea FundB,+        Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

Abigail P. Johnson**         $ 0                          $ 0

J. Michael Cook*****         $ 0                          $ 0

Ralph F. Cox                 $ 12                         $ 217,500

Phyllis Burke Davis          $ 12                         $ 211,500

Robert M. Gates              $ 12                         $ 217,500

E. Bradley Jones****         $ 12                         $ 217,500

Donald J. Kirk               $ 12                         $ 217,500

Marie L. Knowles******       $ 12                         $ 0

Ned C. Lautenbach***         $ 12                         $ 54,000

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 12                         $ 214,500

Gerald C. McDonough          $ 15                         $ 269,000

Marvin L. Mann               $ 12                         $ 217,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 12                         $ 213,000


* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the fund and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the
Advisory Board.

   ****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

+ Estimated

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of December 31, 1999, to the knowledge of the Closed-End Fund, the President & Fellows of Harvard College was the beneficial owner of 324,950 shares of the Closed-End Fund, which at that time constituted 5.8% of the issued and outstanding shares of the Closed-End Fund. As of June 30, 2000, all shares of the Closed-End Fund will represent all Class A shares of the fund.

As of the public offering of Class T, Class B, Class C, and Institutional Class shares of the fund, 100% of each class's total outstanding shares was held by an FMR affiliate. FMR Corp. is the ultimate parent company of this FMR affiliate. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 131, Mr. Edward C. Johnson 3d, President and Trustee of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of the fund, may be deemed to be a beneficial owner of these shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East) and FMR Co., Inc.
(FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

The fund, FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L, and FDC have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%            $ 1 billion      .5200%

 3 - 6                .4900              50              .3823

 6 - 9                .4600              100             .3512

 9 - 12               .4300              150             .3371

 12 - 15              .4000              200             .3284

 15 - 18              .3850              250             .3219

 18 - 21              .3700              300             .3163

 21 - 24              .3600              350             .3113

 24 - 30              .3500              400             .3067

 30 - 36              .3450              450             .3024

 36 - 42              .3400              500             .2982

 42 - 48              .3350              550             .2942

 48 - 66              .3250              600             .2904

 66 - 84              .3200              650             .2870

 84 - 102             .3150              700             .2838

 102 - 138            .3100              750             .2809

 138 - 174            .3050              800             .2782

 174 - 210            .3000              850             .2756

 210 - 246            .2950              900             .2732

 246 - 282            .2900              950             .2710

 282 - 318            .2850              1,000           .2689

 318 - 354            .2800              1,050           .2669

 354 - 390            .2750              1,100           .2649

 390 - 426            .2700              1,150           .2631

 426 - 462            .2650              1,200           .2614

 462 - 498            .2600              1,250           .2597

 498 - 534            .2550              1,300           .2581

 534 - 587            .2500              1,350           .2566

 587 - 646            .2463              1,400           .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

Over 1,260            .2167


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $860 billion of group net assets - the approximate level for April 30, 2000 - was 0.2752%, which is the weighted average of the respective fee rates for each level of group net assets up to $860 billion.

The fund's individual fund fee rate is 0.55% . Based on the average group net assets of the funds advised by FMR for April 2000, the fund's annual management fee rate would be calculated as follows:

               Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Advisor Korea  0.2752%         +  0.55%                     =  0.8252%


One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) , which , in the case of certain classes, is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns, and repayment of the reimbursement by a class will lower its returns.

SUB-ADVISERS. On January 1, 2001, FMR will enter into a sub-advisory agreement with FMRC on behalf of the fund pursuant to which FMRC may provide investment research and advice and may also provide investment advisory services for the fund.

Under the terms of the sub-advisory agreement for the fund, FMR will pay FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC. The fees paid to FMRC will not be reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIJ, through June 30, 2000. Effective July 1, 2000, on behalf of the fund, FIIA will enter into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and on behalf of the fund, FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

(small solid bullet) FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

(small solid bullet) FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FMR pays FIJ and FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) Prior to July 1, 2000, FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

(small solid bullet) Effective July 1, 2000, FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets        Annualized Fee Rate

 from $0 - $500 million      0.30%

 $500 million - $1 billion   0.25%

 over $1 billion             0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

(small solid bullet) FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets          Annualized Fee Rate

 from $0 - $200 million        0.30%

 $200 million - $500 million   0.25%

 over $500 million             0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

Pursuant to the Class A Plan for the fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.75% of Class A's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class A of Advisor Korea at an annual rate of 0.25% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class A for providing services intended to result in the sale of Class A shares and/or shareholder support services.

Pursuant to the Class T Plan for the fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.75% of Class T's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class T of Advisor Korea at an annual rate of 0.50% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class T for providing services intended to result in the sale of Class T shares and/or shareholder support services.

Pursuant to the Class B Plan for the fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of Class B's average net assets determined at the close of business on each day throughout the month.

Pursuant to the Class B Plan for the fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets determined at the close of business on each day throughout the month.

Currently, FDC retains the full amount of 12b-1 (distribution) fees paid by Class B as compensation for providing services intended to result in the sale of Class B shares, and FDC may reallow up to the full amount of 12b-1 (service) fees paid by Class B to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Pursuant to the Class C Plan for the fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of Class C's average net assets determined at the close of business on each day throughout the month.

Pursuant to the Class C Plan for the fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets determined at the close of business on each day throughout the month.

Currently and except as provided below, for the first year of investment, FDC retains the full amount of 12b-1 (distribution) fees paid by Class C as compensation for providing services intended to result in the sale of Class C shares and retains the full amount of 12b-1 (service) fees paid by Class C for providing shareholder support services. Normally, after the first year of investment, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by Class C to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by Class C to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by such Class C shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by such Class C shares to intermediaries, including its affiliates, for providing shareholder support services.

Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under each Class A, Class T, Class B and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class A, Class T, Class B and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of the fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreement, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

For providing transfer agency services, FIIOC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for each class of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0600% of the first $500 million of average net assets, 0.0440% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Fidelity Advisor Korea Fund is a fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 23, 1983. Currently, there are ten funds in the trust: Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or, for Class A, Class T, Class C and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

CUSTODIANS. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of Fidelity Advisor Korea Fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

On June 30, 2000, the Closed-End Fund was reorganized as an open-end fund (the fund) through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. The Closed-End Fund's financial statements and financial highlights for the fiscal year ended September 30, 1999, and report of the auditor, are included in the Closed-End Fund's annual report and are incorporated herein by reference. Financial statements and financial highlights for each of Class A, Class T, Class B, Class C, and Institutional Class will be included in the fund's annual report when the fund has completed its first annual period. Class A, Class T, Class B, Class C, and Institutional Class shares may have higher total expenses than the Closed-End Fund.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Spartan   ,     and
Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.